Exhibit 10.24

RESTRUCTURING AGREEMENT

This RESTRUCTURING AGREEMENT (this “Agreement”), dated and effective as of [•], 2013 (the “Effective Date”), is adopted, executed and agreed to, for good and valuable consideration, by and among Jones Energy, Inc., a Delaware corporation (“JEI”) and Jones Energy Holdings, LLC, a Delaware limited liability company (“JEH”) and the undersigned Members of JEH. The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” Capitalized terms used herein without definition shall have the meaning set forth in the Second Restated LLC Agreement (as defined below).

RECITALS:

WHEREAS, JEH and all of its Members entered into that certain Second Amended and Restated Limited Liability Company Agreement, dated as of December 20, 2012 (the “Second Restated LLC Agreement”);

WHEREAS, Jones Energy, Inc. (“JEI”), a wholly owned subsidiary of JEH, expects to enter into an underwriting agreement (the “IPO Underwriting Agreement”) with the several underwriters named therein (the “Underwriters”), providing for the initial public offering (the “IPO”) of shares of Class A common stock, par value $0.001 per share, of JEI (the “Class A Common Stock”) and the grant of an option to the Underwriters to purchase additional shares of Class A Common Stock (the “Additional Shares”) within 30 days of the IPO (the “Option”);

WHEREAS, in connection with the IPO, it is contemplated that (i) immediately prior to consummation of the IPO, all of the limited liability company interests in JEH held by the current Members (the “Prior LLC Interests”) will be exchanged for the number of units of limited liability company interest of JEH (“Units”) determined in accordance with the provisions hereof, (ii) at the time at which the IPO closes (the “Effective Time”), JEH will exchange its shares of common stock of JEI for shares of Class B common stock of JEI, par value $0.001 per share (the “Class B Common Stock”), and will immediately distribute such shares of Class B Common Stock to the current Members in proportion to the number of Units held by each current Member, and (iii) at the Effective Time, JEI will contribute the net proceeds from the IPO to JEH in exchange for Units (collectively, the “IPO Transactions”);

WHEREAS, if the Underwriters exercise all or any portion of the Option, (i) at the time at which any such exercise of the Option by the Underwriters closes (the “Option Closing”), JEI will purchase from the Members a number of Units (in the aggregate) and a corresponding number of shares of Class B Common Stock equal to the number of Additional Shares issued by JEI at the Option Closing, and (ii) each surrendering Member shall be entitled to receive from JEI a cash payment per Unit surrendered equal to the net per share cash price (i.e., net of underwriting discounts and commissions) received by JEI for the Additional Shares issued in such Option Closing (if all or any portion of the Option is exercised, these transactions will be deemed to be included in the definition of “IPO Transactions”);

WHEREAS, the undersigned Members wish to effect the IPO and the IPO Transactions in accordance with the terms and conditions set forth herein;

WHEREAS, the Parties will have taken all corporate and limited liability company action, as the case may be, required to approve the transactions contemplated by this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, each intending to be legally bound, agree as follows:

ARTICLE I
IPO TRANSACTIONS

1.1          Restructuring Closing.  Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Section 1.2 shall be operative or have any effect until the times specified in Section 1.2, at which times all the provisions of Section 1.2 of this Agreement shall be effective and operative in accordance with Article II, without further action by any Party hereto.  The closing of the transactions contemplated hereby (the “Restructuring Closing”) shall occur immediately prior to (and subject to the occurrence of) consummation of the IPO.

1.2          Exchange of Interests.

(a)           At the Restructuring Closing, each Member agrees to exchange all the Prior LLC Interests held by such Member for a number of Units equal to (i) [                  ] multiplied by (ii) such Member’s Proportionate Share.  The “Proportionate Share” for a Member shall equal the percentage of the distributions that such Member would have received pursuant to Section 4.1 of the Second Restated LLC Agreement if JEH were to make distributions to the Members in an aggregate amount equal to the implied pre-offering equity value of JEH based on the per share initial public offering price of the Class A Common Stock to be sold in the IPO.

(b)           At the Effective Time, JEH shall exchange its shares of common stock of JEI for shares of Class B Common Stock and shall distribute to each Member a number of shares of Class B Common Stock equal to the number of Units issued to such Member at the Restructuring Closing.

(c)           At the Effective Time, JEI shall contribute the net proceeds of the IPO to JEH in exchange for Units.

(d)           In connection with the Option Closing (if applicable), certain Members have agreed to sell to JEI a number of Units (and a corresponding number of shares of Class B Common Stock) equal to the number of Additional Shares issued to the Underwriters in such Option Closing, in exchange for a cash payment per surrendered Unit equal to the net per share cash price (net of underwriting discounts and commissions) received by JEI for the Additional Shares issued in such Option Closing.   The sale of Units by a Member hereby shall be made in accordance with Section 2.1(a) of the Exchange Agreement and the Members hereby agree that the portion of the aggregate number of Units (and corresponding number of shares of Class B Common Stock) that each Member is entitled to sell hereby shall be as set forth on Schedule A hereto.

1.3          Closing Deliveries.  At the Restructuring Closing, the Members will enter into:

(a)           The Third Amended and Restated Limited Liability Company Agreement of JEH in substantially the form attached hereto as Exhibit A;

(b)           A Registration Rights and Stockholders Agreement in substantially the form attached hereto as Exhibit B;

(c)           A Tax Receivable Agreement in substantially the form attached hereto as Exhibit C; and

(d)           An Exchange Agreement in substantially the form attached hereto as Exhibit D.

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1.4          Covenants.

(a)           Immediately prior to the launch of the IPO, if required by the IPO Underwriting Agreement, each Member will enter into, or cause their affiliates to enter into, a Lock-Up Agreement in substantially the form attached as Exhibit A to the IPO Underwriting Agreement.

(b)           Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to consummate the IPO and the IPO Transactions and carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby or thereby, including any action as may be necessary or appropriate (i) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted and (ii) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so.

ARTICLE II
GENERAL PROVISIONS

2.1          Termination.  This Agreement shall terminate and be of no further force and effect if the IPO has not been consummated by [      ].

2.2          Severability.  It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

2.3          Entire Agreement.  This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede and preempt any and all prior and contemporaneous understandings, agreements, arrangements or representations by or among the parties, written or oral, which may relate to the subject matter hereof or thereof in any way.

2.4          Waiver of Certain Damages.  Each party hereto hereby waives and agrees not to seek consequential or punitive damages with respect to any claim, controversy, or dispute arising out of or relating to this Agreement or the breach thereof.

2.5          Independence of Agreements and Covenants.  All agreements and covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain agreement or covenant, the fact that such action or condition is permitted by another agreement or covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such initial agreement or covenant.

2.6          Successors and Assigns.  Except as otherwise provided herein, this Agreement will bind and inure to the benefit of and be enforceable by the undersigned Members and any permitted successor, transferree or assignee of their Units. This Agreement is not otherwise assignable or transferable.

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2.7          Counterparts; Validity.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile, electronic mail or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

2.8          Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

2.9          No Third Party Rights.  The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

2.10        Amendment or Modification.  This Agreement may be amended or modified from time to time only by the written agreement of all the Parties.  Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

2.11        Deed; Bill of Sale; Assignment.  To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[END OF PAGE]
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

JONES ENERGY, INC.

By:
Jonny Jones
Chief Executive Officer

JONES ENERGY HOLDINGS, LLC

By:
Jonny Jones
Chief Executive Officer

JONES ENERGY DRILLING FUND, LP
By:	Jones Energy Management, LLC, its General Partner

By:
Jonny Jones
Manager

JONES ENERGY EQUITY PARTNERS, LP
By:	Jones Energy Management, LLC, its General Partner

By:
Jonny Jones
Manager

JONES ENERGY EQUITY PARTNERS II, LP
By:	Jones Energy Management, LLC, its General Partner

By:
Jonny Jones
Manager

JONES ENERGY TEAM 3, LP
By: JET 3 GP, LLC
Its: General Partner
By: Jon Rex Jones Jr. Trust V
Its: Managing Member

By:
Jonny Jones
Trustee

Signature Page to

Restructuring Agreement

WELLS FARGO CENTRAL PACIFIC HOLDINGS, INC.

By:
Name:
Title:

Signature Page to

Restructuring Agreement

MCP (C) II JONES INTERMEDIATE LLC
By: Metalmark Capital Partners II GP, L.P.
Its: General Partner
By: Metalmark Capital Holdings LLC
Its: General Partner

By:
Name: Gregory D. Myers
Title: Managing Director

MCP II CO-INVESTMENT JONES INTERMEDIATE LLC

By:
Name: Gregory D. Myers
Title: Managing Director

MCP II JONES INTERMEDIATE LLC

By:
Name: Gregory D. Myers
Title: Managing Director

MCP II (TE) AIF JONES INTERMEDIATE LLC

By:
Name: Gregory D. Myers
Title: Managing Director

MCP II (CAYMAN) AIF JONES INTERMEDIATE LLC

By:
Name: Gregory D. Myers
Title: Managing Director

MCP II EXECUTIVE FUND JONES INTERMEDIATE LLC

By:
Name: Gregory D. Myers
Title: Managing Director

Signature Page to

Restructuring Agreement

Schedule A

Schedule of Member Sales